BRUCE FUND
SCHEDULE OF INVESTMENTS
March 31, 2021 (Unaudited)

COMMON STOCKS — 74.0%	Shares	Fair Value

Communications — 1.2%
Actua Corp.(a) (b) (c)	130,000	$ 6,500
Sirius XM Holdings, Inc.	1,157,843	7,051,264
		7,057,764
Energy — 1.0%
Chevron Corp.	50,000	5,239,500
Flotek Industries, Inc.(c)	390,671	656,327
PetroQuest Energy, Inc.(a) (b) (c)	2,834,246	56,685
		5,952,512
Financials — 5.7%
Allstate Corp.	290,000	33,321,000

Health Care — 28.5%
Abbott Laboratories	164,500	19,713,680
AbbVie, Inc.	268,470	29,053,823
Bausch Health Cos., Inc. (Canada)(c)	1,250,000	39,675,000
Chiasma, Inc.(c)	1,150,100	3,599,813
EDAP TMS SA - ADR (France)(c)	529,794	4,450,270
Fate Therapeutics, Inc.(c)	65,000	5,359,250
MannKind Corp.(c)	895,073	3,508,686
Merck & Co., Inc.	300,000	23,127,000
Paratek Pharmaceuticals, Inc.(c)	1,163,312	8,212,983
Pfizer, Inc.	500,000	18,115,000
Prothena Corp. PLC (Ireland)(c)	3,170	79,630
Supernus Pharmaceuticals, Inc.(c)	402,105	10,527,109
Viatris, Inc.(c)	55,835	780,015
		166,202,259
Industrials — 9.9%
AMERCO	77,000	47,170,200
General Electric Co.	800,000	10,504,000
		57,674,200
Materials — 1.1%
Ashland Global Holdings, Inc.	25,000	2,219,250
Newmont Corp.	65,600	3,953,712
		6,172,962
Technology — 5.2%
Apple, Inc.	250,000	30,537,500

Utilities — 21.4%
Avista Corp.	200,000	9,550,000
CMS Energy Corp.	450,000	27,549,000
Duke Energy Corp.	275,000	26,545,750
NextEra Energy, Inc.	460,000	34,780,601
Xcel Energy, Inc.	400,000	26,604,000
		125,029,351
Total Common Stocks (Cost $204,345,304)		431,947,548

U.S. GOVERNMENT BONDS — 8.4%	Principal Amount

U.S. Treasury "Strips", 0.00%, 8/15/2029	$ 15,000,000	13,120,087
U.S. Treasury "Strips", 0.00%, 2/15/2036	20,000,000	14,707,206
U.S. Treasury "Strips", 0.00%, 2/15/2041	10,000,000	6,309,481
U.S. Treasury "Strips", 0.00%, 5/15/2049	30,000,000	14,943,433
Total U.S. Government Bonds (Cost $41,889,935)		49,080,207

CONVERTIBLE CORPORATE BONDS — 4.8%

Health Care — 4.6%
Acorda Therapeutics, Inc., 1.75%, 6/15/2021(a)	11,000,000	10,587,500
Acorda Therapeutics, Inc., 6.00%, 12/1/2024	2,500,000	1,832,875
Novavax, Inc., 3.75%, 2/1/2023	600,000	1,001,501
Paratek Pharmaceuticals, Inc., 4.75%, 5/1/2024	15,000,000	13,565,670
Synergy Pharmaceuticals, Inc., 7.50%, 11/1/2019(a) (b)(d) (e)	1,500,000	150
		26,987,696
Industrials — 0.2%
Team, Inc., 5.00%, 8/1/2023(d)	1,000,000	991,300

Total Convertible Corporate Bonds (Cost $29,515,484)		27,978,996

CORPORATE BONDS — 0.5%

Consumer Staples — 0.3%
Land O'Lakes Capital Trust I, 7.45%, 3/15/2028(d)	1,500,000	1,747,500

Financials — 0.2%
Security Benefit Life Insurance Co., 7.45%, 10/1/2033(d)	1,000,000	1,138,007
Total Corporate Bonds (Cost $2,091,015)		2,885,507

MONEY MARKET FUNDS - 12.1%

	Shares
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Class, 0.03%(f)	70,476,165	70,476,165
Total Money Market Funds (Cost $70,476,165)		70,476,165

Total Investments — 99.8% (Cost $348,317,903)		582,368,423

Other Assets in Excess of Liabilities — 0.2%		1,146,812

NET ASSETS — 100.0%		$ 583,515,235

(a)	Security is currently being valued according to the fair value procedures approved by the Board of Directors.
(b)	Illiquid security. The total fair value of these securities as of March 31, 2021 was $63,335, representing 0.0% of net assets.
(c)	Non-income producing security.
(d)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total fair value of these securities as March 31, 2021 was $3,876,957, representing 0.7% of net assets.
(e)	In default.
(f)	Rate disclosed is the seven day effective yield as of March 31, 2021.

ADR	- American Depositary Receipt

At March 31, 2021, the breakdown of net unrealized appreciation and tax cost of investments for federal income tax purpose is as follows:

Gross Unrealized Appreciation	$ 238,370,916
Gross Unrealized Depreciation	(5,020,247)
Net Unrealized Appreciation on Investments	$ 233,350,669
Tax Cost	$ 349,017,754

See accompanying notes which are an integral part of this schedule of investments.

BRUCE FUND, INC.

NOTES TO THE SCHEDULE OF INVESTMENTS

March 31, 2021 (Unaudited)

The Bruce Fund (the “Fund”) is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Transactions and Related Income – Investment transactions are accounted for no later than the first calculation of the Net Asset Value (“NAV”) on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political development in specific country or region.

Securities Valuation and Fair Value Measurements – In accordance with Accounting Standards Codification 820, “Fair Value Measurements and Disclosures” (“ASC 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

·	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

·	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

·	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, convertible preferred stocks, and American Depositary Receipts (ADR’s), are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Bruce and Co., Inc. (the “Adviser”) believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined by the Adviser, in conformity with guidelines adopted by and subject to review by the Board of Directors (the “Board”). These securities are generally categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, including corporate bonds, convertible corporate bonds, U.S. government bonds, and U.S. municipal bonds are generally categorized as Level 2 securities and valued on the basis of prices furnished by a pricing service. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities are generally categorized as Level 3 securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2021 based on the three levels defined previously:

	Level 1	Level 2	Level 3	Total

Common Stocks
Communications	$ 7,051,264	$ -	$ 6,500	$ 7,057,764
Energy	5,895,827	-	56,685	5,952,512
Financials	33,321,000	-	-	33,321,000
Health Care	166,202,259	-	-	166,202,259
Industrials	57,674,200	-	-	57,674,200
Materials	6,172,962	-	-	6,172,962
Technology	30,537,500	-	-	30,537,500
Utilities	125,029,351	-	-	125,029,351
U.S. Government Bonds				-
U.S. Treasury Strips	-	49,080,207	-	49,080,207
Convertible Corporate Bonds				-
Health Care	-	16,400,046	10,587,650	26,987,696
Industrials	-	991,300	-	991,300
Corporate Bonds
Consumer Staples	-	1,747,500	-	1,747,500
Financials	-	1,138,007	-	1,138,007
Health Care	-	-	-	-
Money Market Funds	70,476,165	-	-	70,476,165
Total	$ 502,360,528	$ 69,357,060	$ 10,650,835	$ 582,368,423

In the absence of a listed price quote, or a supplied price quote which is deemed to be unrepresentative of the actual market price, the Adviser shall use any or all of the following criteria to value Level 3 securities:

·	Last sales price
·	Price given by pricing service
·	Last quoted bid & asked price
·	Third party bid & asked price
·	Indicated opening range

The significant unobservable inputs that may be used in the fair value measurement of the Fund’s investments in common stock, corporate bonds and convertible corporate bonds for which market quotations are not readily available include: broker quotes, discounts from the most recent trade or “stale price” and estimates from trustees (in bankruptcies) on disbursements. A change in the assumption used for each of the inputs listed above may indicate a directionally similar change in the fair value of the investment.

The following provides quantitative information about the Fund’s significant Level 3 fair value measurements as of March 31, 2021:

Common Stocks	$ 56,685	Adjusted Broker Quotes	Non-Binding Broker Quotes	N/A

	6,500	Asset Liquidation Analysis	Liquidation Proceeds	N/A

Convertible Corporate Bonds	10,587,650	Adjusted Broker Quotes	Non-Binding Broker Quotes	N/A

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Fund:

	Balance as of June 30, 2020	Realized gain (loss)	Amortization/ Accretion	Change in unrealized appreciation (depreciation)
Common Stock	$ 10,953	$ (1,261,240)	$ -	$ 1,228,445
Convertible Corporate Bonds	3,750,150	-	-	1,409,936
Corporate Bonds	2,881,194	(2,544,631)	-	2,253,992
Total	$ 6,642,297	$ (3,805,871)	$ -	$ 4,892,373

	Purchases	Sales	Transfer in Level 3* (a)	Transfer out Level 3* (b)	Balance as of March 31, 2021
Common Stock	$ 85,027	$ -	$ -	$ -	$ 63,185
Convertible Corporate Bonds	-	(5,159,936)	10,587,500	-	10,587,650
Corporate Bonds	125,222	(2,715,777)	-	-	-
Total	$ 210,249	$ (7,875,713)	$ 10,587,500	$ -	$ 10,650,835

* The amount of transfers in and/or out are reflected at the reporting period end.

(a) Transfers in relate primarily to securities for which observable inputs became unavailable during the period. Therefore, the securities were valued at fair value by the Adviser, in conformity with guidelines adopted by and subject to review by the Board, and are categorized as Level 3 inputs as of March 31, 2021

(b) Transfers out relate primarily to securities for which observable inputs became available during the period, and as of March 31, 2021, the Fund was able to obtain quotes from its pricing service. These quotes represent Level 2 inputs, which is the level of the fair value hierarchy in which these securities are included as of March 31, 2021.

The total change in unrealized appreciation attributable to Level 3 investments still held at March 31, 2021 was as follows:

Total Change in Unrealized Appreciation
Common Stock	$ 1,228,445
Convertible Corporate Bonds	1,409,936
Corporate Bonds	2,253,992
Total	$ 4,892,373

Restricted Securities – The Fund has acquired several securities, the sale of which is restricted, through private placement. At March 31, 2021, the aggregate market value of such securities listed below amounted to $3,876,957 or 0.7% of the Fund’s net assets. 100% of the restricted securities are valued using quoted market prices, while less than 0.05% are valued according to fair value procedures approved by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

The chart below shows the restricted securities held by the Fund as of March 31, 2021:

Issuer Description	Acquisition Date	Principal Amount	Cost	Value
Corporate Bonds
Land O' Lakes Capital Trust I, 7.45%, 3/15/28	1/23/09	$ 1,500,000	$ 1,159,765	$ 1,747,500
Security Benefit Life Insurance Company, 7.45%, 10/1/33	6/22/11	1,000,000	931,250	1,138,007

Convertible Corporate Bonds
Synergy Pharmaceuticals, Inc., 7.50%, 11/1/19	3/4/15	1,500,000	772,598	150
Team, Inc., 5.00%, 8/1/23	8/24/17	1,000,000	942,785	991,300